EXHIBIT 32.2

CERTIFICATION PURSUANT
TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jose A. Segrera, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The accompanying annual report on Form 10-K for the fiscal year ended March 31, 2010 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

/s/  JOSE A. SEGRERA
Jose A. Segrera
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: June 11, 2010